Note 15 - Income Taxes	12 Months Ended
Nov. 30, 2017
Income Tax Disclosure [Abstract]
Income Taxes

The Company files Canadian income tax returns for its Canadian operations. Separate income tax returns are filed as locally required.

The total provision for income taxes differs from the amount which would be computed by applying the Canadian income tax rate to loss before income taxes. The reasons for these differences are as follows:

	November 30,	November 30,	November 30,
	2017	2016	2015
	%	%	%

Statutory income tax rate	26.5	26.5	26.5

	$	$	$

Statutory income tax recovery	(2,347,222)	(2,688,048)	(1,970,643)
Increase (decrease) in income taxes
Non-deductible expenses/non-taxable income	488,769	640,481	164,723
Change in valuation allowance	2,128,819	2,683,775	1,804,406
Investment tax credit	—	—	(168,591)
Financing costs booked to equity	(269,715)	(281,063)	(23,348)
FCR Election	—	—	(253,856)
Difference in foreign tax rates	(651)	—	—
True up of tax returns	—	(356,095)	(15,991)
Tax loss expired and other	—	950	463,300
	—	—	—

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities and certain carry-forward balances. Significant temporary differences and carry-forwards are as follows:

	November 30,	November 30,	November 30,
	2017	2016	2015
	$	$	$

Deferred tax assets
Non-capital loss carry-forwards	8,972,285	7,427,516	6,019,380
Book and tax basis differences on assets and liabilities	863,215	3,409,343	2,854,916
Other	2,681,375	—	—
Investment tax credit	2,865,404	2,405,365	—
Undeducted research and development expenditures	4,158,178	3,710,274	5,394,426
Capital loss carryforwards	326,064	—	—
Share issuance cost	436,427	—	—
Net operating loss carryforwards	14,135	—	—
	20,317,083	16,952,498	14,268,722
Valuation allowances for deferred tax assets	(20,317,083)	(16,952,498)	(14,268,722)
Net deferred tax assets	—	—	—

At November 30, 2017, the Company had cumulative operating losses available to reduce future years’ income for income tax purposes:

Canadian income tax losses expiring in the year ended November 30,
Federal
$

2028	182,222
2029	555,539
2030	3,373,079
2031	5,532,739
2032	5,750,053
2033	4,562,538
2034	149,927
2035	2,634,823
2036	5,341,606
2037	5,775,154
33,857,680

United States Federal net operating losses expiring in the year ended November 30,

$

2025	5,865
2026	34,522
40,387

At November 30, 2017, the Company had a cumulative carry-forward pool of Federal SR&ED expenditures in the amount of approximately $15,690,203 (2016 - $14,000,000) which can be carried forward indefinitely.

At November 30, 2017, the Company had approximately $2,976,546 (2016 - 3,273,000) of unclaimed ITCs which expire from 2025 to 2037. These credits are subject to a full valuation allowance as they are not more likely than not to be realized.

The net deferred tax assets have been fully offset by a valuation allowance because it is not more likely than not the Company will realize the benefit of these deferred tax assets. The Company does not have any recognized tax benefits as of November 30, 2017 or November 30, 2016.

The Company files unconsolidated federal income tax returns domestically and in foreign jurisdictions. The Company has open tax years from 2008 to 2017 with tax jurisdictions including Canada and the U.S. These open years contain certain matters that could be subject to differing interpretations of applicable tax laws and regulations, as they relate to amount, timing, or inclusion of revenues and expenses.

The Company did not incur any interest expense related to uncertain tax positions in 2017, 2016 and 2015 or any penalties in those years. The Company had no accrued interest and penalties as of November 30, 2017, 2016 and 2015.

The Company had no unrecognized tax benefits in 2017, 2016 and 2015, and the Company does not expect that the unrecognized tax benefit will increase within the next twelve months.